KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                      919 THIRD AVENUE
                                NEW YORK, N.Y. 10022 - 3852

                                                            47, Avenue Hoche
   TEL (212) 715-9100                                          75008 Paris
   FAX (212) 715-8000                                            France

                                      October 22, 2001




Investec Funds
1055 Washington Blvd.
3rd Floor
Stamford, CT 06901

Re:               Investec Funds
                  Registration Statement on Form N-14
                  Relating to Investec Wired(R) Index Fund
                  -----------------------------------------


Gentlemen:

      We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-14.

                                    Very truly yours,


                                    /s/ Kramer Levin Naftalis & Frankel LLP